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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 19, 2002



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                    0-17136                  74-2126120
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                         Identification Number)

            2101 CITYWEST BLVD.
               HOUSTON, TEXAS                                  77042-2827
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Audit Committee of the Board of Directors of BMC Software, Inc. ("BMC Software") annually considers and recommends to the Board the selection of BMC Software's independent public accountants. As recommended by BMC Software's Audit Committee, BMC Software's Board of Directors on March 19, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as BMC Software's independent pubic accountants and engaged Ernst & Young LLP to serve as BMC Software's independent public accountants effective immediately.

Andersen's reports on BMC Software's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During BMC Software's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on BMC Software's consolidated financial statements and schedule for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

BMC Software provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 22, 2002, stating its agreement with such statements.

During BMC Software's two most recent fiscal years and through the date of the Form 8-K, BMC Software did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on BMC Software's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.  The following exhibits are filed with this report.

Exhibit Number             Description

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 22, 2002


      99.1     Press Release dated March 20, 2002


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2002

                                        BMC SOFTWARE, INC.


                                        By:  /s/ ROBERT H. WHILDEN, JR.
                                             --------------------------------
                                             Robert H. Whilden, Jr.
                                             Senior Vice President, General
                                             Counsel and Secretary


                                       3

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                                  EXHIBIT INDEX

EXHIBIT
INDEX                           DESCRIPTION
-------                         -----------
16              Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission dated March 22, 2002


99.1            Press Release dated March 20, 2002